v.Execution AMENDMENT NO. 1 TO COMMON STOCK PURCHASE WARRANT AND REGISTRATION RIGHTS AGREEMENT PAR TECHNOLOGY CORPORATION THIS AMENDMENT NO. 1 TO COMMON STOCK PURCHASE WARRANT AND REGISTRATION RIGHTS AGREEMENT (this “Amendment”) is dated as of January 2, 2024, by and between PAR Technology Corporation, a Delaware corporation (the “Company”), and PAR Act III, LLC, a Delaware limited liability company (“Holder”). WHEREAS, the Company issued a Common Stock Purchase Warrant of the Company dated April 8, 2021 (the “Warrant”), in favor of Holder; WHEREAS, the Company and Holder entered into the Registration Rights Agreement, dated April 8, 2021, in connection with the issuance of the Warrant and the registration of the Registrable Securities (as defined therein); WHEREAS, the Company and Holder have entered into a Consulting Agreement dated as of January 2, 2024 (the “Consulting Agreement”), pursuant to which Holder has agreed to provide the Company and/or its affiliates with strategic consulting, M&A technology due diligence, and such other professional and expert services (the “Services”), all as requested from time to time by the Company’s Chief Executive Officer; and WHEREAS, in consideration of the Services provided under the Consulting Agreement, the Company desires to amend the Warrant and the Registration Rights Agreement in accordance with the terms hereof. NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows: 1. Definitions. All capitalized terms used but not otherwise defined in this Amendment, including its preamble and recitals, shall have the meanings set forth in the Warrant or the Registration Rights Agreement, as applicable. 2. Amendment. Section 1(aa) of the Warrant is hereby amended and restated in its entirety as follows: (aa) “Termination Date” means the Close of Business on April 8, 2026; provided that the Termination Date shall instead mean the Close of Business on April 8, 2028 if as of the Close of Business on April 8, 2026 the Consulting Agreement has not been terminated sooner in accordance with its terms. Exhibit 99.2

v.Execution 2 Section 1 of the Registration Rights Agreement is hereby amended as follows: “Warrant” shall mean the Common Stock Purchase Warrant, dated April 8, 2021, between the Company and PAR Act III, LLC, as amended and supplemented from time to time, including by Amendment No. 1 to the Common Stock Purchase Warrant and Registration Rights Agreement dated January 2, 2024. 3. Continuing Validity. Except as expressly modified pursuant to this Amendment, the terms of the Warrant and the Registration Rights Agreement remain unchanged and in full force and effect. 4. Notices to Holder. Section 7(f) of the Warrant and Section 15(h) of the Registration Rights Agreement are hereby amended, as set forth below, to provide that a copy (for informational purposes only) of any notices, consents, waivers or other communications required or permitted to be given to PAR Act III, LLC, as Holder, under the terms of the Warrant, and to Investors (as defined in the Registration Rights Agreement), under the terms of the Registration Rights Agreement, be provided to McDermott Will & Emery LLP, for informational purposes only, and in substitution of Sullivan & Cromwell LLP: “with a copy to (for informational purposes only): McDermott Will & Emery LLP 200 Clarendon Street, 58th Floor Boston, MA 02116 Attention: Andrew C. Liazos Heidi J. Steele E-mail: aliazos@mwe.com hsteele@mwe.com” 5. Counterparts. This Amendment may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile, electronic or .pdf format signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original. 6. Governing Law. This Amendment and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby shall be governed by, and construed in accordance with, the law of the State of New York without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. [Signatures Appear on the Following Page]

v.Execution SIGNATURE PAGE TO AMENDMENT NO. 1 TO WARRANT AND REGISTRATION RIGHTS AGREEMENT IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above. PAR TECHNOLOGY CORPORATION By: ______/s/ Savneet Singh____ Name: Savneet Singh Title: Chief Executive Officer and President PAR ACT III, LLC By: ______/s/ Ron Shaich_____ Name: Ron Shaich Title: Chief Executive Officer